MICROAGE, INC.

                         1999 MANAGEMENT EQUITY PROGRAM

                                 AWARD AGREEMENT

                                 JAMES R. DANIEL


                                 April 23, 1999


Dear Jim:

         Pursuant to the action taken by the Board of Directors of MicroAge, Inc. (the "COMPANY") and the Compensation Committee of the Board of Directors, you are hereby offered participation in the 1999 Management Equity Program (the "1999 MEP") under the MicroAge, Inc. Long-Term Incentive Plan (the "PLAN"). Under the 1999 MEP, you have the opportunity to receive options to restructure your compensation package to some extent. Essentially, you may elect to purchase shares of the common stock of the Company if you irrevocably elect to waive all or a portion of your base salary you may receive from May 1, 1999 through May 1, 2000 under the following terms and conditions.

BEFORE YOU ELECT TO PARTICIPATE IN THE 1999 MEP, READ THIS AWARD AGREEMENT. YOU WILL BE REQUIRED TO SIGN THIS AWARD AGREEMENT, AND YOUR SIGNATURE WILL EVIDENCE THAT YOU HAVE READ THIS AWARD AGREEMENT, UNDERSTAND IT, AND AGREE WITH ITS TERMS AND CONDITIONS.

TO PARTICIPATE IN THE 1999 MEP, YOU MUST COMPLETE AND SIGN THIS AWARD AGREEMENT AND RETURN IT TO ALESIA MARTIN (EXTENSION 65150) BY 12:00 P.M. NOON ON FRIDAY, APRIL 23, 1999.

         1. EFFECTIVE DATE. The effective date of your participation in the 1999 MEP, and the grant date of your MEP options, is April 23, 1999.

         2. SALARY WAIVER. You hereby elect to waive a portion of your salary during the period from May 1, 1999 through May 1, 2000 (the "WAIVER PERIOD") in the following amount (the "WAIVER AMOUNT"): $85,000. NOTE: the MINIMUM Waiver Amount is $34,000 (10% of your current base salary) and the MAXIMUM Waiver Amount is $85,000 (25% of your current base salary).
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         3. NUMBER OF OPTIONS  GRANTED.  In exchange  for  electing to waive the
Waiver Amount specified in Paragraph 2, above, you are hereby granted an option to purchase the number of shares of MicroAge, Inc. Common Stock calculated pursuant to the formula below (to be completed by MicroAge):

         (1) Waiver Amount:                                             $ 85,000

         (2) $85,000 (Waiver Amount)
             Multiplied by Four (4) (the "Leverage Factor"):            $340,000

         (3) Common Stock Closing Price on Effective Date
             (April 23, 1999) (the "Common Stock Price"):               $  5.875

         (4) Total Options Granted (2) / (3) (rounded up):                57,873


         4. VESTING OF OPTIONS. Your options will vest in one-third (1/3) increments beginning on May 1, 2000, and will be fully vested on May 1, 2002.

         5. EXPIRATION OF OPTIONS. Subject to Section 6 and 7 of this Award Agreement, your options will expire, unless sooner exercised, on April 23, 2009.

         6. TERMINATION OF EMPLOYMENT.

         DEATH. Upon your death, your beneficiary will be entitled to receive the number of options determined by multiplying the sum of your compensation actually waived up to the date of your death by the Leverage Factor and dividing the product by the Common Stock Price; provided, however, that only the total compensation waived by you up to the date of your death will be considered. All options received by your beneficiary will be fully vested and immediately exercisable. Your beneficiary will have up to one year from the date of your death to exercise the options. After that one year period, the options will be canceled. UNDER NO CIRCUMSTANCES WILL YOU OR YOUR BENEFICIARY BE ENTITLED TO RECEIVE CASH EQUAL TO ALL OR ANY PORTION OF THE COMPENSATION YOU ELECTED TO WAIVE UNDER THE 1999 MEP.

         DISABILITY. Upon your termination of employment due to a "Disability" (as that term is defined in the Plan) you will be entitled to receive the number of options determined by multiplying the sum of your compensation actually waived up to the date of your termination by the Leverage Factor and dividing the product by the Common Stock Price; provided, however, that only the total compensation waived by you up to the date of your termination will be
considered.   All  options   received  will  be  fully  vested  and  immediately
exercisable. You will have up to one year from the date of termination of employment to exercise the options. After that one year period, the options will be canceled. UNDER NO CIRCUMSTANCES WILL YOU BE ENTITLED TO RECEIVE CASH EQUAL TO ALL OR ANY PORTION OF THE COMPENSATION YOU ELECTED TO WAIVE UNDER THE 1999 MEP.

         VOLUNTARY OR INVOLUNTARY. Upon your voluntary or involuntary termination of employment, you will be entitled to receive the number of options determined by multiplying the sum of your compensation actually waived up to the date of your termination by the Leverage Factor and dividing the product by the Common Stock Price; provided, however, that only the total compensation waived by you up to the date of termination of employment will be considered. Your options will continue to vest under the above vesting schedule as if you continued to be employed by the Company and continued participating in the 1999

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MEP. UNDER NO CIRCUMSTANCES WILL YOU BE ENTITLED TO RECEIVE CASH EQUAL TO ALL OR
ANY PORTION OF THE COMPENSATION YOU ELECTED TO WAIVE UNDER THE 1999 MEP.

         7. TERMINATION OF 1999 MEP. If the Committee decides to terminate the 1999 MEP, you will be entitled to receive a number of options determined by multiplying the sum of your compensation actually waived up to the date of your termination by the Leverage Factor and dividing the product by the Common Stock Price; provided, however, that only the total compensation waived by you up to the date of termination will be considered. All options received will be fully vested and immediately exercisable. You will have up to thirty days from the date of such termination to exercise the options. After such thirty day period, the options will be canceled. UNDER NO CIRCUMSTANCES WILL YOU BE ENTITLED TO RECEIVE CASH EQUAL TO ALL OR ANY PORTION OF THE COMPENSATION YOU ELECTED TO WAIVE UNDER THE 1999 MEP.

         8. CHANGE OF CONTROL. Upon a "Change of Control" (as that term is defined in the Plan), you will be entitled to receive the number of options determined by multiplying the sum of your compensation actually waived up to the date of the Change of Control by the Leverage Factor and dividing the product by the Common Stock Price; provided, however, that only the total compensation waived by you up to the date of Change of Control will be considered. All options will be fully vested and immediately exercisable. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company would not be the surviving or resulting corporation, you will be entitled to receive the number of options determined by multiplying the sum of your compensation actually waived up to the date of exercise by the Leverage Factor and dividing the product by the Common Stock Price; provided, however, that only the total compensation waived by you up to the date of exercise will be considered. All options will be fully vested and exercisable (a) in the case of a dissolution or liquidation, at anytime after the Company's Board of Directors takes action authorizing the dissolution or liquidation of the Company or (b) in the case of a merger or consolidation in which the Company would not be the resulting or surviving corporation, upon the Company's public announcement that a definitive agreement regarding such a merger or consolidation has been reached. UNDER NO CIRCUMSTANCES WILL YOU BE ENTITLED TO RECEIVE CASH EQUAL TO ALL OR ANY PORTION OF THE COMPENSATION YOU ELECTED TO WAIVE UNDER THE 1999 MEP.

         9.  COMPANY   INFORMATION.   By  signing  this  Award  Agreement,   you
acknowledge  that you have been given, or were offered,  a copy of the Company's
(i) Annual Report on Form 10-K for the fiscal year ended  November 1, 1998,  and
(ii) Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 1999 (the "SEC REPORTS"), and that you were given an opportunity to ask questions of any of the Company's executive officers regarding the SEC Reports or any other matter regarding the Company.

         10. RISK OF INVESTMENT. By signing this Award Agreement, you recognize that your participation in the 1999 MEP is a speculative investment in that the success or failure of your investment depends on the market value of the Company's Common Stock over a several year period. You further recognize that all or a portion of your investment (i.e., your Waiver Amount) may be lost. You also acknowledge that you were given the opportunity to consult with your personal advisor(s) regarding the 1999 MEP.

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         I hereby  elect to  participate  in the 1999 MEP  under  the  terms and conditions set forth above and acknowledge that I have read and understood the terms and conditions of the 1999 MEP.


SIGNATURE   /s/ James R. Daniel
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DATE        April 23, 1999
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SSN
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ACCEPTED:

MICROAGE, INC.


BY
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ITS
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